Exhibit 10.02

TONIX PHARMACEUTICALS HOLDING CORP.

509 Madison Avenue, Suite 306

New York, New York 10022

February 11, 2014

VIA EMAIL

Lederman & Co., LLC

245 E. 93rd St. 14E

New York, NY 10022

Attn: Seth Lederman, Managing Member

Re: Termination of Consulting Agreement

Dear Mr. Lederman:

This letter shall serve as an agreement to terminate the consulting agreement entered dated as of June 4, 2010 between Lederman & Co., LLC (“Lederman & Co.”) and Tonix Pharmaceuticals, Inc., as amended on December 9, 2010, February 1, 2012 and October 15, 2013 (the “Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement. Effective as of the close of business on February 10, 2014, the Agreement shall be deemed terminated and February 10, 2014 shall be deemed the Termination Date.

TONIX PHARMACEUTICALS HOLDING CORP.

/s/ LELAND GERSHELL
By: Leland Gershell
Title: Chief Financial Officer

Accepted to and agreed this

11th day of February, 2014:

LEDERMAN & CO., LLC

/s/ SETH LEDERMAN

By: Seth Lederman

Title: Managing Member